Transactions in Foreign Currency - Schedule of Assets and Liabilities (Details) - USD [Member] - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Assets
Cash and cash equivalents	$ 6,690	$ 5,887
Trade and other receivables, net	4,800	3,259
Total assets	11,490	9,146
Liabilities
Trade and other payables	(14,636)	(19,082)
Liabilities	(14,636)	(19,082)
Net monetary position	$ (3,146)	$ (9,936)